STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (this “Agreement”) is dated as of October 7, 2013 by and between Loton, Corp., a Nevada corporation (the “Company”), and Sandor Capital Master Fund (the “Investor”).

WHEREAS, the Company desires to issue and sell to the Investor, and the Investor desires to purchase from the Company, four hundred thousand (400,000) shares of Common Stock of the Company (the “Shares”), subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act, and Rule 506 promulgated thereunder.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Investor agree as follows:

ARTICLE I

DEFINITIONS

1.1         Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings indicated in this Section 1.1:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 promulgated under the Securities Act.

“Business Day” means any day other than Saturday, Sunday and any day that is a legal holiday or a day on which the New York Stock Exchange or commercial banks located in Los Angeles, California are permitted or required by law to close.

“Closing” means the closing of the purchase and sale of the Shares pursuant to Section 2.1.

“Closing Date” means a Business Day when all conditions precedent to the Investor’s obligation to pay the Subscription Amount for the Shares have been satisfied or waived.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Governing Documents” means the Company’s Articles of Incorporation and bylaws, in each case as amended from time to time.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

1

“Securities Act” means the Securities Act of 1933, as amended.

ARTICLE II

PURCHASE AND SALE

2.1         Closing. Upon the terms and subject to the conditions set forth herein, the Company agrees to sell, and the Investor agrees to purchase, the Shares at a purchase price of One Dollar ($1) per Share. The aggregate purchase price for the Shares shall be Four Hundred Thousand Dollars ($400,000) (the “Subscription Amount”).

2.2         Conditions to the Closing. The Closing shall be subject to the following conditions and deliveries:

(a)          At the Closing, the Company shall deliver or cause to be delivered to the Investor:

(i)          this Agreement, duly executed by the Company; and

(ii)         a certificate evidencing the Shares issued in the name of the Investor.

(b)          At the Closing, the Investor shall deliver or cause to be delivered to the Company:

(i)          the Subscription Amount; and

(ii)         this Agreement, duly executed by the Investor.

(c)          The obligations of the Investor to consummate the transactions to be effected at the Closing and to pay the Subscription Amount are subject to the fulfillment or waiver, at or before the Closing, of each of the conditions set forth below:

(i)          the Company shall have authorized the issuance of the Shares;

(ii)         all of the representations and warranties made by the Company in this Agreement shall be accurate in all material respects as of the Closing Date, and all covenants made by the Company and obligations of the Company shall have been performed and complied with in all material respects as of the Closing Date; and

(iii)        there shall not be any existing or, to the Company’s knowledge, threatened action, proceeding or order, nor any other material adverse change or event, involving the Company or the Investor and which, in the reasonable opinion of the Investor, may have the effect of preventing, limiting or delaying the transactions contemplated under this Agreement.

(d)          The obligations of the Company to consummate the transactions to be effected at the Closing and to issue the Shares are subject to the fulfillment or waiver, at or before the Closing, of each of the conditions set forth below:

2

(i)          all of the representations and warranties made by the Investor in this Agreement, shall be accurate in all material respects as of the Closing Date, and all covenants made by the Investor and obligations of the Investor shall have been performed and complied with in all material respects as of the Closing Date; and

(ii)         there shall not be any existing or threatened action, proceeding or order, nor any other material adverse change or event, involving the Company or the Investor and which, in the reasonable opinion of the Company, may have the effect of preventing, limiting or delaying the transactions contemplated under this Agreement.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

3.1         Representations and Warranties of the Company. The Company hereby makes the representations and warranties set forth below to the Investor.

(a)          Organization and Qualification. The Company is duly incorporated, validly existing and in good standing under the laws of the State of Nevada, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation of any of the provisions of its Governing Documents. The Company is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate: (i) adversely affect the legality, validity or enforceability of this Agreement, (ii) have or result in or be reasonably likely to have or result in a material adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company taken as a whole, or (iii) adversely impair the Company’s ability to perform fully on a timely basis its obligations under any of this Agreement.

(b)          Authorization; Enforcement. The Company has the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further consent or action is required by the Company or its shareholders. This Agreement has been duly executed by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally and general principles of equity.

3

(c)          Capitalization of the Company. As of the date of this Agreement, the entire authorized capital stock of the Company consists of 75,000,000 shares of Common Stock, par value $0.001 per share, of which 6,755,000 shares are issued and outstanding, and no shares of preferred stock. As of the date of this Agreement and on the date of the Closing, there are outstanding options and warrants to purchase 1,375,000 shares of the Company common stock. There is no other obligation of the Company to issue any additional capital stock or any other securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire from the Company any capital stock or other securities of the Company. Except as set forth in this Agreement and except as required by applicable law, there are no agreements purporting to restrict the transfer of the Common Stock, no voting agreements, stockholders’ agreements, voting trusts, or other arrangements restricting or affecting the voting of the Common Stock.

(d)          Issuance of Shares. The issuance of the Shares is duly authorized and is free from all taxes, pre-emptive rights, liens and charges with respect to the issue thereof. Upon issuance, the Shares will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights, taxes, liens and charges with respect to the issue thereof, with the holders being entitled to all rights, privileges and preferences as set forth in the Governing Documents in force as of the Closing Date. Assuming the accuracy of each of the representations and warranties set forth in Section 3.2 of this Agreement, the offer and issuance by the Company of the Shares is exempt from registration under the Securities Act.

(e)          No General Solicitation. Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf, including, without limitation, any Person related to the Investor, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D promulgated under the Securities Act) in connection with the offer or sale of the Shares.

(f)          No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not: (i) conflict with or violate any provision of the Company’s Governing Documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) result, in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate, have or result in a material adverse effect on the Company.

(g)          Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other person with respect to the transactions contemplated by this Agreement. The Investor shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other persons for fees of a type contemplated by this Section 3.1(g) that may be due in connection with the transactions contemplated by this Agreement.

3.2         Representations and Warranties of the Investor. The Investor hereby makes the representations and warranties set forth below to the Company.

4

(a)          No Registration. The Investor understands that the Shares have not been, and will not be, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Investor’s representations as expressed herein or otherwise made pursuant hereto.

(b)          Investment Intent. The Investor is acquiring the Shares for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof, and the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. The Investor further represents that it does not have any contract, undertaking, agreement or arrangement with any person or entity to sell, transfer or grant participation to such person or entity or to any third person or entity with respect to any of the Shares.

(c)          Investment Experience. The Investor has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company and acknowledges that the Investor can protect its own interests. The Investor has such knowledge and experience in financial and business matters so that the Investor is capable of evaluating the merits and risks of its investment in the Company.

(d)          Speculative Nature of Investment. The Investor understands and acknowledges that the Company has a limited financial and operating history and that an investment in the Company is highly speculative and involves substantial risks. The Investor can bear the economic risk of the Investor’s investment and is able, without impairing the Investor’s financial condition, to hold the Shares for an indefinite period of time and to suffer a complete loss of the Investor’s investment.

(e)          Access to Data. The Investor has had an opportunity to ask questions of, and receive answers from, the officers of the Company concerning this Agreement, and schedule attached hereto and the transactions contemplated by this Agreement, as well as the Company’s business, management and financial affairs, which questions were answered to its satisfaction. The Investor believes that it has received all the information the Investor considers necessary or appropriate for deciding whether to purchase the Shares. The Investor understands that such discussions, as well as any information issued by the Company, were intended to describe certain aspects of the Company’s business and prospects, but were not necessarily a thorough or exhaustive description. The Investor acknowledges that any business plans prepared by the Company have been, and continue to be, subject to change and that any projections included in such business plans or otherwise are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying the projections will not materialize or will vary significantly from actual results. The Investor has reviewed the “Description of Business” set forth on Schedule 1 to this Agreement. The Investor also acknowledges that it is not relying on any statements or representations of the Company or its agents for legal advice with respect to this investment or the transactions contemplated by the Agreements.

5

(f)          Accredited Investor. The Investor is an “accredited investor” within the meaning of Regulation D, Rule 501(a), promulgated by the Securities and Exchange Commission (“SEC”) under the Securities Act and shall submit to the Company such further assurances of such status as may be reasonably requested by the Company.

(g)          Residency. The residency of the Investor is correctly set forth on the signature page to this Agreement.

(h)          Rule 144. The Investor acknowledges that the Shares must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. The Investor is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions. The Investor acknowledges that, in the event all of the requirements of Rule 144 are not met, registration under the Securities Act or an exemption from registration will be required for any disposition of the Shares or the underlying Common Stock. The Investor understands that, although Rule 144 is not exclusive, the SEC has expressed its opinion that persons proposing to sell restricted securities received in a private offering other than in a registered offering or pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales and that such persons and the brokers who participate in the transactions do so at their own risk.

(i)          No Public Market. The Investor understands and acknowledges that no public market now exists for any of the securities issued by the Company and that the Company has made no assurances that a public market will ever exist for the Company’s securities.

(j)          Authorization.

(i)          The Investor has all requisite power and authority to execute and deliver this Agreement, to purchase the Shares hereunder and to carry out and perform its obligations under the terms of this Agreement. All action on the part of the Investor necessary for the authorization, execution, delivery and performance of this Agreement, and the performance of all of the Investor’s obligations under this Agreement, has been taken or will be taken prior to the Closing.

(ii)         This Agreement, when executed and delivered by the Investor, will constitute valid and legally binding obligations of the Investor, enforceable in accordance with its terms except: (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies or by general principles of equity.

(iii)        No consent, approval, authorization, order, filing, registration or qualification of or with any court, governmental authority or third person is required to be obtained by the Investor in connection with the execution and delivery of this Agreement by the Investor or the performance of the Investor’s obligations hereunder.

(k)          Brokers or Finders. The Investor has not engaged any brokers, finders or agents, and the Company has not, nor will, incur, directly or indirectly, as a result of any action taken by the Investor, any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with this Agreement.

6

(l)          Tax Advisors. The Investor has reviewed with its own tax advisors the U.S. federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. With respect to such matters, the Investor relies solely on such advisors and not on any statements or representations of the Company or any of its agents, written or oral. The Investor understands that it (and not the Company) shall be responsible for its own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

(m)          Legends. The Investor understands and agrees that the certificate evidencing the Shares, or any other securities issued in respect of the Shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall bear the following legend (in addition to any legend required by applicable state securities laws):

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT AND/OR APPLICABLE STATE SECURITIES LAWS, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

ARTICLE IV

MISCELLANEOUS

4.1         Entire Agreement. This Agreement, together with the schedule, contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such document.

4.2         Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile or email (if designated) prior to 5:00 p.m. (Los Angeles, CA time) on a Business Day with electronic confirmation of delivery, (b) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile or email (if designated) on a day that is not a Business Day or later than 5:00 p.m. (Los Angeles, California local time) on any Business Day, (c) one Business Day following the date of overnight delivery, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given (or actual delivery to such person’s address of record). The addresses for such notices and communications are those set forth on the signature pages hereof, or such other address as may be designated in writing hereafter, in the same manner, by such Person.

7

4.3         Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Investor, or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

4.4         Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

4.5         Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.

4.6         No Third-Party Beneficiaries. This Agreement is intended solely for the benefit of the parties hereto and their respective successors and permitted assigns.

4.7         Governing Law; Venue; Waiver of Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of California, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, stockholders, employees or agents) shall be commenced exclusively in the state and Federal courts sitting in Los Angeles, California. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Los Angeles, California for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The parties hereby waive all rights to a trial by jury. If any party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

8

4.8         Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Shares for the applicable statute of limitations. The covenants shall survive the Closing and the delivery of the Shares until they are performed or satisfied in full.

4.9         Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile or electronic transmission (such as email or PDF), such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) such document with the same force and effect as if such facsimile signature page were an original thereof.

4.10       Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

4.11       Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Investor and the Company will be entitled to specific performance under this Agreement. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

4.12       Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

* * * * *

9

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed by its authorized signatory as of the date first set forth above.

LOTON, CORP.

By:	/s/ Robert S. Ellin
Name: Robert S. Ellin
Title: Chief Executive Officer

Address:	4751 Wilshire Boulevard, 3rd Floor
Los Angeles, California 90010

Sandor Capital Master Fund
Printed Name

By:	/s/ John S. Lemak
Name: John S. Lemak
Title: Investor Manager

Address:

[Signature Page to Stock Purchase Agreement]

SCHEDULE 1

DESCRIPTION OF BUSINESS

The principal business objective for the next twelve months and beyond such time will be to achieve long-term growth potential through a combination with a business rather than immediate, short-term earnings. The Company will not restrict our potential candidate target companies to any specific business, industry or geographical location and, thus, may acquire any type of business.

The Company currently does not engage in any business activities that provide cash flow. During the next twelve months we anticipate incurring costs related to:

(i)          filing Exchange Act reports, and

(ii)         investigating, analyzing and consummating an acquisition.

The Company believes it will be able to meet these costs through use of funds in its treasury, through deferral of fees by certain service providers and additional amounts, as necessary, to be loaned to or invested in it by its stockholders, management or other investors. There are no assurances that the Company will be able to secure any additional funding as needed. Currently, however its ability to continue as a going concern is dependent upon its ability to generate future profitable operations and/or to obtain the necessary financing to meet its obligations and repay our liabilities arising from normal business operations when they come due. The ability to continue as a going concern is also dependent on its ability to find a suitable target company and enter into a possible reverse merger with such company. Management’s plan includes obtaining additional funds by equity financing through a reverse merger transaction and/or related party advances; however there is no assurance of additional funding being available.

The Company may consider acquiring a business which has recently commenced operations, is a developing company in need of additional funds for expansion into new products or markets, is seeking to develop a new product or service, or is an established business which may be experiencing financial or operating difficulties and is in need of additional capital. In the alternative, a business combination may involve the acquisition of, or merger with, a company which does not need substantial additional capital but which desires to establish a public trading market for its shares while avoiding, among other things, the time delays, significant expense, and loss of voting control which may occur in a public offering.

Any target business that is selected may be a financially unstable company or an entity in its early stages of development or growth, including entities without established records of sales or earnings. In that event, the Company will be subject to numerous risks inherent in the business and operations of financially unstable and early stage or potential emerging growth companies. In addition, it may effect a business combination with an entity in an industry characterized by a high level of risk, and, although its management will endeavor to evaluate the risks inherent in a particular target business, there can be no assurance that it will properly ascertain or assess all significant risks. The Company’s management anticipates that it will likely be able to effect only one business combination, due primarily to its limited financing and the dilution of interest for present and prospective stockholders, which is likely to occur as a result of the management’s plan to offer a controlling interest to a target business in order to achieve a tax-free reorganization. This lack of diversification should be considered a substantial risk in investing in the Company, because it will not permit it to offset potential losses from one venture against gains from another.

The Company anticipates that the selection of a business combination will be complex and extremely risky. Because of general economic conditions, rapid technological advances being made in some industries and shortages of available capital, its management believes that there are numerous firms seeking even the limited additional capital which it will have and/or the perceived benefits of becoming a publicly traded corporation. Such perceived benefits of becoming a publicly traded corporation include, among other things, facilitating or improving the terms on which additional equity financing may be obtained, providing liquidity for the principals of and investors in a business, creating a means for providing incentive stock options or similar benefits to key employees, and offering greater flexibility in structuring acquisitions, joint ventures and the like through the issuance of stock. Potentially available business combinations may occur in many different industries and at various stages of development, all of which will make the task of comparative investigation and analysis of such business opportunities extremely difficult and complex.

If the Company remains inactive it may be considered as any development stage company that is issuing a penny stock, within the meaning of Section 3(a)(51) and Rule 3a51-1 of the Exchange Act. Under SEC Rule 12b-2 under the Exchange Act, if the Company remains inactive it would also qualify as a shell company because it has no or nominal assets (other than cash) and no or nominal operations. Management does not intend to undertake any efforts to cause a market to develop in our securities, either debt or equity, until we have successfully concluded a business combination.